                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                               (AMENDMENT NO. 1)


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 2000

                          STONE CONTAINER CORPORATION
             (Exact name of Registrant as specified in its charter)

            DELAWARE                                         1-3439                                      36-2041256
  (State or other jurisdiction                            (Commission                                 (I.R.S. Employer
       of incorporation)                                  File Number)                               Identification No.)

                                                   150 NORTH MICHIGAN AVENUE
                                                       CHICAGO, ILLINOIS                                    60601
                                            (Address of Principal Executive Offices)                     (Zip Code)

                                                         (312) 346-6600
                                       Registrant's Telephone Number, Including Area Code

                         -----------------------------
         (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     On May 31, 2000, Smurfit-Stone Container Corporation ("Smurfit-Stone") acquired (the "Acquisition") St. Laurent Paperboard Inc. (the "Acquired Business"). Stone Container Corporation (the "Company") reported the Acquisition on a Form 8-K dated May 26, 2000 and filed June 6, 2000. Under the requirements of Form 8-K, Item 7(a)(4) and Item 7(b)(2), the Company has sixty days from the date on which the Form 8-K was required to be filed to file the required financial statements and pro forma financial information. This amendment provides the financial statements and pro forma financial information required by Regulation S-X.

     A.   Financial Statements of Businesses Acquired.

          The following financial statements of the Acquired Business are incorporated by reference to Exhibit 99.3 to Smurfit-Stone's Current Report on Form 8-K, as filed with the Securities and Exchange Commission July 14, 2000:

          (i)       Auditor's Report;

          (ii) Consolidated Statements of Earnings (Loss), Consolidated Statements of Retained Earnings and Consolidated Statements of Cash Flows for the years ended December 31, 1999, December 31, 1998 and December 31, 1997;

          (iii) Consolidated Balance Sheets as of December 31, 1999 and December 31, 1998; and

          (iv)      Notes to Consolidated Financial Statements.

          The following financial statements of the Acquired Business are incorporated by reference to Exhibit 99.4 to Smurfit-Stone's Current Report on Form 8-K, as filed with the Securities and Exchange Commission July 14, 2000:

          (i) Unaudited Consolidated Statements of Earnings and Retained Earnings and Unaudited Consolidated Statements of Changes in Cash Position for the three-month periods ended March 31, 2000 and March 31, 1999;

          (ii) Consolidated Balance Sheets as of March 31, 2000 (unaudited) and December 31, 1999; and

          (iii) Notes to Consolidated Financial Statements December 31, 1999 and March 31, 2000 (unaudited).


     B.   Pro Forma Financial Information.

          The following Unaudited Pro Forma Condensed Consolidated Financial Data of the Company are attached as Exhibit 99.3:

          (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2000;

          (ii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three-month period ended March 31, 2000;

          (iii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999; and

          (iv)      Notes to Unaudited Pro Forma Condensed Consolidated
                    Financial Data.

     C.   Exhibits.

          The following exhibit is filed as a part of this report:

Exhibit No.               Description
-----------               -----------

99.3                      Unaudited Pro Forma Condensed Consolidated Financial
                          Data of the Company as of March 31, 2000 and for the three-month period ended March 31, 2000 and the year ended December 31, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               STONE CONTAINER CORPORATION

Dated: July 26, 2000           By:   /s/ Paul K. Kaufman
                               ----------------------------------
                               Name:    Paul K. Kaufmann
                               Title:   Vice President and Corporate Controller

                                 EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

99.3                                Unaudited Pro Forma Condensed Consolidated
                                    Financial Data of the Company as of
                                    March 31, 2000 and for the three-month
                                    period ended March 31, 2000 and the year ended December 31, 1999